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                                                                      EXHIBIT 19

                        CONSENT OF FROST BROWN TODD LLC

We consent to the references to our firm in the Prospectus, Statement of Additional Information and to the incorporation by reference in the Post-Effective Amendment No. 22 to the Registration Statement (Form N-1A, No. 2-68290, 811-3070) and related Prospectus of Hilliard-Lyons Government Fund, Inc.


                                    /s/ FROST BROWN TODD LLC
                                    ------------------------
                                    FROST BROWN TODD LLC


Louisville, Kentucky
November 29, 2000